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                                                                    EXHIBIT 99.1


[LAKES ENTERTAINMENT, INC. LOGO]                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
                                                      130 CHESHIRE LANE
                                                      MINNETONKA, MN  55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Friday, April 23, 2004

                   LAKES ENTERTAINMENT, INC. ANNOUNCES NIPMUC
                     DETERMINATION DELAYED FORTY-FIVE DAYS

MINNEAPOLIS, APRIL 23, 2004 -- LAKES ENTERTAINMENT, INC. (NASDAQ "LACO") today announced that the Nipmuc Nation has been notified by the Director, Office of Federal Acknowledgement (OFA) within the Bureau of Indian Affairs (BIA), that the projected date of the BIA's final determination on federal recognition (Petition 69A) has been extended by forty-five days. In a letter to the Nipmuc Nation Chief Walter Vickers, the BIA projects issuing the Nipmuc final determination by June 15, 2004, rather than the previously projected date of May 1, 2004. The BIA indicated that unexpected demands placed on the BIA research assistants related to the Schaghticoke Tribe's recent litigation issues, along with other unexpected work demands, have prevented the BIA from completing their work related to the Nipmuc petition.

Lakes Entertainment, Inc. currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. Lakes Entertainment also has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Additionally, the Company owns approximately 80% of World Poker Tour, LLC, a media and entertainment company principally engaged in the development, production and marketing of gaming themed televised programming, the licensing and sale of branded products and the sale of corporate sponsorships.

Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".

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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owned to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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